Exhibit 32


        STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 10 U.S.C. SECTION 1350


In connection with the filing of the Quarterly Report of Farmers & Merchants Bancorp (the "Company") on Form 10-Q for the period ending September 30, 2003 (the "Report"), I, Kent A. Steinwert, the chief executive officer of the Company, certify pursuant to section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       /s/ Kent A. Steinwert
                                       ---------------------------
                                           Kent A. Steinwert
                                           President & Chief Executive Officer

                                           November 13, 2003

                                                                   Exhibit 32


        STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 10 U.S.C. SECTION 1350


In connection with the filing of the Quarterly Report of Farmers & Merchants Bancorp (the "Company") on Form 10-Q for the period ending September 30, 2003 (the "Report"), I, Stephen W. Haley, the chief financial officer of the Company, certify pursuant to section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                           /s/ Stephen W. Haley
                                             ---------------------------
                                               Stephen W. Haley
                                               Executive Vice President & CFO

                                               November 13, 2003